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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2002


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)

           Delaware                         0-25202                        75-2564006
(State or other jurisdiction of     (Commission File Number)   (IRS Employer Identification No.)
        incorporation)

     1515 West 20th Street
        P.O. Box 612787
Dallas/Fort Worth International
        Airport, Texas                                                       75261
(Address of principal executive                                            (Zip Code)
           offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On May 10, 2002, the Company and its subsidiaries filed the Debtors' Amended Joint Plan of Reorganization Dated May 10, 2002 (the "Plan"), and the accompanying Disclosure Statement Under 11 U.S.C. ss. 1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated May 10, 2002 (the "Disclosure Statement"), in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

         The hearing on the approval of the adequacy of the Disclosure Statement is scheduled to be held on May 22, 2002. If the court approves the adequacy of the Disclosure Statement, a hearing on the confirmation of the Plan will scheduled.

         This Form 8-K, the Plan and the Disclosure Statement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to: worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability; aircraft maintenance delays and damage; regulatory actions; the demand for used aircraft and aviation assets; and the Company's ability to negotiate favorable asset sales.

         These disclosures are not intended to be a solicitation of votes for the Company's Plan. Creditors whose votes are being solicited will receive shortly by mail a solicitation package, including the Disclosure Statement, the Plan, the order approving the Disclosure Statement, a general notice and ballot.

Item 7. Exhibits.

(c)      Exhibits

         99.1     Debtors' Amended Joint Plan of Reorganization Dated May 10,
                  2002.

         99.2 Disclosure Statement Under 11 U.S.C.ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated May 10, 2002.

                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KITTY HAWK, INC.

Date: May 15, 2002
                                           By:  /s/ TILMON J. REEVES
                                              -----------------------------
                                           Name: Tilmon J. Reeves
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Debtors' Amended Joint Plan of Reorganization Dated May 10, 2002.

99.2 Disclosure Statement Under 11 U.S.C.ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated May 10, 2002.